UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 31, 2024

ATLASSIAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-37651	88-3940934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
350 Bush Street, Floor 13
San Francisco, California 94104
(Address of principal executive offices and Zip Code)
(415) 701-1110
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TEAM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

On October 31, 2024, Atlassian Corporation (the “Company”) issued a press release announcing its results for the quarter ended September 30, 2024 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein. The Company also published a letter to its shareholders announcing its financial results for the quarter ended September 30, 2024 (the “Shareholder Letter”). The full text of the Shareholder Letter is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events.
On October 31, 2024, the Company announced, as part of the Press Release, the appointment of Brian Duffy as Chief Revenue Officer, effective January 1, 2025. Mr. Duffy is a visionary leader with nearly two decades in the technology industry and brings extensive experience in sales transformations. Mr. Duffy held various senior operating roles for 18 years at SAP SE (“SAP”), including serving most recently as President of Cloud, where he launched, built and scaled ‘RISE with SAP,’ a key strategic initiative to move customers to the cloud. Mr. Duffy previously served as SAP’s President of Northern Europe, with responsibility for the region’s end-to-end business, including overseeing go-to-market planning, sales strategies and partner engagements. More recently, Mr. Duffy has served as Chief Executive Officer of SoftwareOne Holding AG, a leading global software and cloud solutions provider, where he set the company up for its next phase of growth and deepened relationships with customers and partners. Mr. Duffy holds a Bachelor of International Law from University College Dublin and a Master of Laws from the University of Illinois Chicago School of Law.

On October 31, 2024, the Company also announced, as part of the Press Release, that its Board of Directors authorized a program to repurchase up to $1.5 billion of the Company’s Class A Common Stock, to commence upon the completion of our existing $1.0 billion program (the “2024 Share Repurchase Program”). The Company may repurchase shares of Class A Common Stock from time to time through open market purchases, in privately negotiated transactions, or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Exchange Act, in accordance with applicable securities laws and other restrictions. The 2024 Share Repurchase Program does not have a fixed expiration date, may be suspended or discontinued at any time, and does not obligate the Company to acquire any amount of Class A Common Stock. The timing, manner, price, and amount of any repurchases will be determined by the Company at its discretion and will depend on a variety of factors, including business, economic and market conditions, prevailing stock prices, corporate and regulatory requirements, and other considerations.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 31, 2024.
99.2	Shareholder Letter dated October 31, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASSIAN CORPORATION

Date:	October 31, 2024	By:	/s/ Joseph Binz
Joseph Binz
Chief Financial Officer